UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2019

GENPACT LIMITED

(Exact name of registrant as specified in its charter)

Bermuda	001-33626	98-0533350
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Canon's Court, 22 Victoria Street

Hamilton HM 12, Bermuda

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (441) 294-8000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, par value $0.01 per share	G	New York Stock Exchange

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 9, 2019, Genpact Limited (“Genpact” or the “Company”) held its 2019 annual general meeting of shareholders (the “Annual Meeting”) at its offices located at 1155 Avenue of the Americas, 4th Floor, New York, NY 10036.  At the Annual Meeting, Genpact shareholders voted on four proposals.  The full results of the votes are set forth below. Each proposal is described in detail in Genpact’s previously filed Proxy Statement related to the Annual Meeting.

Proposal 1

Genpact shareholders elected each of the nominees to the Company’s Board of Directors as set forth below:

Director	Number of Shares For	Number of Shares Against	Number of Shares Abstaining	Broker Non-Votes
N.V. Tyagarajan	163,635,903	220,247	22,648	5,872.597
Robert Scott	161,329,702	2,526,255	22,841	5,872,597
Ajay Agrawal	163,839,544	15,917	23,337	5,872,597
Laura Conigliaro	163,858,988	3,225	16,585	5,872,597
David Humphrey	163,574,837	281,121	22,840	5,872,597
Carol Lindstrom	162,642,741	1,221,463	14,594	5,872,597
James Madden	161,329,006	2,525,931	23,861	5,872,597
CeCelia Morken	163,859,199	2,905	16,694	5,872,597
Mark Nunnelly	161,242,470	2,613,268	23,060	5,872,597
Mark Verdi	163,574,963	280,995	22,840	5,872,597

Proposal 2

Genpact shareholders voted to approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as set forth below:

Votes cast in favor	114,584,825
Votes cast against	48,811,743
Votes abstaining	482,230
Broker non-votes	5,872,597

Proposal 3

Genpact shareholders voted to approve the amendment and restatement of the Company’s 2017 Omnibus Incentive Compensation Plan, in the form set forth in Exhibit 1 to the previously filed Proxy Statement related to the Annual Meeting, as set forth below:

Votes cast in favor	131,139,177
Votes cast against	32,381,239
Votes abstaining	358,382
Broker non-votes	5,872,597

Proposal 4

Genpact shareholders approved the appointment of KPMG as the Company’s independent registered public accounting firm for the 2019 fiscal year as set forth below:

Votes cast in favor	168,274,624
Votes cast against	1,459,504
Votes abstaining	17,267

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENPACT LIMITED

Date: May 14, 2019	By:	/s/ Heather D. White
	Name:	Heather D. White
	Title:	Senior Vice President, General Counsel and Secretary